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                                                                    EXHIBIT 10.6


                           NOTE MODIFICATION AGREEMENT

         NOTE MODIFICATION AGREEMENT (the "Agreement"), made as of April 30, 2001 by and between SPRUCE MACINTYRE HOLDING CORP., with an address of 46 Windjammer Court, Long Beach, California 90803 ("Borrower"), a Nevada corporation and U S INDUSTRIAL SERVICES, INC., a Delaware corporation with an address of 11850 Jones Road, Houston, Texas 77070 (the "Lender").

                                                     RECITALS:

         1. The Lender is now the lawful owner and holder of a Note (the "Note") dated September 29, 2000 from the Borrower to the Lender in the original principal amount of One Million Five Hundred Fifty Thousand and 00/100's Dollars ($1,550,000.00) having an outstanding principal balance as of the date hereof in the amount of One Million Four Hundred Twenty-Nine Thousand Nine Hundred Eleven and 00/100's Dollars ($1,429,911.00).

         2. The Borrower has requested that Lender modify the terms and provisions of the Note and the Lender is willing to make such an extension.

         NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, the parties hereto agree as follows:

I. DEFINITIONS:

All capitalized terms used herein and not otherwise defined herein shall have the meaning given said terms in the Note.

II. REPRESENTATIONS/ESTOPPEL: The parties hereto do hereby covenant, represent, warrant and agree that:

A. There is currently outstanding under the Note the remaining principal sum of One Million Four Hundred Twenty-Nine Thousand Nine Hundred Eleven and 00/100's Dollars ($1,429,911.00).

B. Each party has the power and authority to enter into this Loan Modification Agreement and to perform its duties and obligations in the manner and to the extent herein set forth herein.


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C. The execution and delivery of this Loan Modification Agreement have not violated and will not violate the terms of (i) any statute, law, rule, order, judgment or decree of any governmental authority binding upon any party or (ii) any agreement, indenture or other instrument binding upon or affecting any party; and

D. Subject to the compliance by the Borrower with the terms hereof, the Lender hereby waives any past or present event of default under the Note or related security agreements.

III. MODIFICATIONS.

A. Effective as of the date hereof the terms of the Note are hereby modified as follows:

                  1.  Section 1 of the Note is amended as follows:

                      (a) The definition of "Maturity Date" is deleted in its entirety and the following is inserted in lieu thereof:

                                   "Maturity Date" means July 1, 2005.

                      (b) The definitions of "Refinancing" and "Refinancing Failure" are deleted in their entirety.

                  2. Section 2(A) of the Note is modified by deleting "nine and one half percent (9.5%)" and inserting "seven and three quarters percent (7.75%)" in its place and stead.

                  3.  Section 2B(ii) of the Note is amended to read as follows:

                           Interest only payments of Thirty Six Thousand One Hundred Two and 90/100's Dollars ($36,102.90) on September 1, 2001, October 1, 2001 and November 2001; and

                  4.  Section 2B(iii) of the Note is amended to read as follows:

                           Forty-four (44) equal payments of principal and interest of Thirty-Seven Thousand Four Hundred Thirty-Seven and 92/100's Dollars shall be due and owing on the first day of each month commencing on December 1, 2001 and the first day of each month thereafter, through, to and including the Maturity Date, on which date all remaining principal and accrued interest thereon shall be due and owing; and

                  5.  Section 2(C) of the Note is deleted in its entirety.


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B. With the exception of those terms specifically modified hereby, in all other respects the terms of the Note remain in full force and effect.

IV. MISCELLANEOUS:

A. The parties shall execute and deliver to each other any documents reasonably requested to carry out the purposes of this Loan Modification Agreement.

B. The provisions of this Agreement shall inure and be binding upon the parties hereto and their respective successors and assigns.

C. This Agreement shall be deemed to have been made under and shall be governed in all respects by the laws of the State of Illinois.

D. JURY TRIAL WAIVER. THE BORROWER AND THE LENDER MUTUALLY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS LOAN MODIFICATION AGREEMENT OR ANY OTHER FINANCING DOCUMENT CONTEMPLATED TO BE EXECUTED IN CONNECTION HEREWITH OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY. THIS WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR THE LENDER TO ACCEPT THIS LOAN MODIFICATION AGREEMENT AND MAKE THE accommodations SET FORTH HEREIN. THE BORROWER DOES HEREBY SUBMIT TO THE JURISDICTION OF THE STATE AND FEDERAL COURTS LOCATED IN ILLINOIS.


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IN WITNESS WHEREOF, the parties hereto have executed this Loan Modification
Agreement as of the date and year written above.

"BORROWER"

SPRUCE MACINTYRE HOLDING CORP.



BY:
   -------------------------------------
Name:
Title:

"LENDER"

U.S. INDUSTRIAL SERVICES, INC.



BY:
   -------------------------------------
Name:  Frank Fradella
Title: President/Chief Executive Officer


The undersigned being guarantors of the Borrower's obligations under the Note, do both hereby (i) consent to the execution and delivery of this Loan Modification Agreement by the Borrower and (2) in consideration for the execution and delivery of this Loan Modification Agreement and without limiting the terms and provisions of the Guaranty to which it is a party, affirms its continuing obligations under its respective Guaranty to the Lender and acknowledges that the execution and delivery of this Loan Modification Agreement will not affect or impair its guaranty of the due and punctual payment of the Note, as modified by this Loan Modification Agreement. Provided, however, that nothing contained herein shall or shall be deemed to expand any of the undersigned's obligations to the Lender under their respective guaranty, including, but not limited to, the limited nature of American Temporary Sanitation, Inc.'s guarantee of the obligations of the Borrower.

AMERICAN TEMPORARY                         SPRUCE MACINTYRE CORPORATION.
SANITATION, INC.


BY:                                        BY:
   ----------------------------------         ----------------------------------
Name:                                                         Name:
Title:                                                        Title:


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